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                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                            April 11, 1996



                        MARK TWAIN BANCSHARES, INC.
          (Exact name of registrant as specified in its charter)

                                 MISSOURI
              (State or other jurisdiction of incorporation)


                                  0-4543
                         ----------------------
                         Commission file Number


                                43-0895344
                   ----------------------------------
                   IRS Employer Identification Number


      8820 Ladue Road, St. Louis, Missouri                63124
    -----------------------------------------          ----------
     (Address of principal executive offices)          (Zip Code)


                              (314) 727-1000
          ----------------------------------------------------
          (Registrant's telephone number, including area code)















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ITEM 5. OTHER EVENTS
- --------------------

The earning release dated April 11, 1996 announcing earnings for the first quarter and year ending March 31, 1996 is contained in
Exhibit 99 and is incorporated by reference herein.










                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               MARK TWAIN BANCSHARES, INC.
                               (Registrant)


Date:  April 11, 1996             /s/ KEVIN J. CODY
                                 -------------------------------
                                  Kevin J. Cody
                                   Vice President, Treasurer/
                                   Assistant Secretary
                                   (Principal Accounting Officer)



                           EXHIBIT INDEX

      99. Earnings release for the first quarter and year ending March 31, 1996.